Transamerica Investors, Inc.
Transamerica Premier Funds
Supplement dated March 20, 2009
to the Statement of Additional Information dated May 1, 2008 and revised
September 19, 2008
Effective March 1, 2009, the following information supplements and replaces certain information relating to Transamerica Premier Institutional Small Cap Value on page D-3 in “Appendix D — Portfolio Managers”:
Other Accounts Managed by the Portfolio Managers
Transamerica Premier Institutional Small Cap Value

	Registered Investment		Other Pooled Investment
(as of October 31, 2008)	Companies		Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jeffrey J. Hoo (lead)	4	$819.7 million	1	$27.5 million	27	$194.6 million
Joshua D. Shaskan (lead)	10	$1.05 billion	0	$0	60	$282.6 million
Thomas E. Larkin (co)	0	$0	1	$11.0 million	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jeffrey J. Hoo (lead)	0	$0	0	$0	0	$0
Joshua D. Shaskan (lead)	0	$0	0	$0	0	$0
Thomas E. Larkin (co)	0	$0	0	$0	0	$0
Ownership of Securities
As of October 31, 2008, the portfolio managers did not beneficially own any shares of the Fund.
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Investors Should Retain this Supplement for Future Reference